PROFUNDS

ProFund VP Rising Rates Opportunity

ProFund VP U.S. Government Plus

(each a "Fund" and, collectively, the "Funds")

Supplement dated December 3, 2021

to the Funds' Summary Prospectus, Statutory Prospectus and Statement of Additional

Information dated May 1, 2021, each as supplemented or amended

Michelle Liu no longer serves as portfolio manager of the Funds and has been replaced by Benjamin McAbee. The following changes to each Fund's summary prospectus, statutory prospectus and statement of additional information are effective immediately:

Summary Prospectus and Statutory Prospectus

The "Management" section in each Fund's summary section is deleted in its entirety and replaced with the following:

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and December 2021, respectively

The paragraph containing Michelle Liu's biography in the "Portfolio Management" section of the Statutory Prospectus is deleted in its entirety.

Statement of Additional Information

Information about Michelle Liu in the "Portfolio Manager Ownership" and "Other Accounts

Managed by Portfolio Managers" tables in the "PORTFOLIO MANAGEMENT" section of the SAI is deleted in its entirety.

For more information, please contact the Fund at 1-866-776-5125.

Please retain this supplement for future reference.